UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549




FORM 8-K




CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  JANUARY  23,
1996




MFB Corp.

(Exact name of registrant as specified in its charter)







INDIANA

(State or other jurisdiction of incorporation)





	0-23374	35-1907258

	(Commission File Number)	(IRS Employer Identification No.)





		121 South Church Street

		Post Office Box 528

		Mishawaka, Indiana	46544

		(Address of principal executive offices)	(Zip Code)





Registrant's telephone number, including area code:  (219)
255-3146Item 5.	Other Events.



	Pursuant to General Instruction F to Form 8-K, the press release issued January 23, 1997, concerning the Cash Dividend
Announcement is incorporated herein by reference and is attached hereto as Exhibit 1.





Item 7.	Financial Statements and Exhibits.



	(c)	Exhibits


		Exhibit  1 -- Press Release dated January 23, 1997.











SIGNATURES



	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







			_______________________________________
	Timothy C. Boenne,
 Vice President







Dated:  January 23, 1997







January 23 , 1997
            Point of Contact: Charles J. Viater



MFB Corp. ANNOUNCES QUARTERLY DIVIDEND



	Mishawaka, Indiana - MFB Corp. (NASDAQ/MFBC), (the "Corporation"), parent company of MFB Financial (the "Bank"), announced today that the Corporation has declared a cash dividend of $ .08 on each share of its Common Stock for the quarter ended December 31, 1996. The dividend is payable on February 18, 1997 to holders of record on February 4, 1997.



"The improvement in core earnings during the most recently completed quarter justify the continuation of our dividend to shareholders," according to Charles J. Viater, President and CEO of both the Corporation and the Bank. The Bank is a wholly owned subsidiary of MFB Corp. with assets of $224 million as of September 30, 1996.